EXHIBIT 10.69

FIRST AMENDMENT
TO THE
CONNECTICUT WATER SERVICE, INC.
2014 PERFORMANCE STOCK PROGRAM

WHEREAS, Connecticut Water Service, Inc., a Connecticut corporation (the “Company”) established the Connecticut Water Service, Inc. 2014 Performance Stock Program (the “Plan”), effective as of March 12, 2014;
WHEREAS, Section 12(c) of the Plan reserves to the Company’s Board of Directors (the “Board”) the right to amend the Plan at any time;
WHEREAS, the Plan provides that the Board’s Compensation Committee shall administer the Plan;
WHEREAS, pursuant to the Action by Unanimous Written Consent dated October 9, 2019, the Board authorized the Plan to be amended to reflect that the Board shall have the authority and responsibility to administer the Plan;
NOW, THEREFORE, the Plan is amended effective as of October 9, 2019 as set forth below:

1.	Section 2.1(i) (“Committee”) is hereby deleted in its entirety and all subsequent subsections and cross-references are revised accordingly.

2.	Each use of the term “Committee” or a variation thereof (such as “Committee’s”) throughout the Plan document is hereby replaced with the term “Board” (or a variation thereof, as dictated by context).

**SIGNATURE PAGE FOLLOWS**

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IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative as of this 12 day of November, 2019.

CONNECTICUT WATER SERVICE, INC.

By:	Kristen A. Johnson
SVP. Administration

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